EXHIBIT 10.D.78

                           OFFICER COMPENSATION TABLE

     In December 2004 the Compensation Committee approved a base salary adjustment for the CEO and recommended base salary adjustments for five other officers of the Company, effective January 1, 2005. The Board of Directors approved the non-CEO officer base salary adjustments in December 2004, effective January 1, 2005. Officer salaries as of January 1, 2005 are as set forth below:

                                                             2004  Short-Term
Name  and  Principal  Position                   Salary        Incentive Bonuses
Christopher  L.  Dutton                        $369,600           $170,592
  President  and  Chief  Executive  Officer

Mary  G.  Powell                               $263,000           $113,280
  Senior  Vice  President  and
  Chief  Operating  Officer

Stephen  C.  Terry                             $211,000            $62,592
  Senior  Vice  President,
  Corporate  and  Legal  Affairs

Robert  J.  Griffin                            $185,000            $51,712
  Vice  President,  Chief  Financial
  Officer  and  Treasurer

Donald  J.  Rendall,  Jr.                       $183,000            $56,224
  Vice  President,  General  Counsel
  and  Corporate  Secretary

Walter  S.  Oakes                              $151,400            $47,040
  Vice  President  -  Field  Operations